UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2011 (May 24, 2011)

NGL ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35172	27-3427920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6120 South Yale Avenue
Suite 805
Tulsa, Oklahoma 74136

(Address of principal executive offices) (Zip Code)

(918) 481-1119

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On May 24, 2011, NGL Energy Partners LP (the “Partnership”) announced the full exercise and closing of the underwriters’ option (the “Over-allotment Option”) to purchase 525,000 additional common units representing limited partnership interests (the “Common Units”) granted in connection with the Partnership’s initial public offering (the “IPO”).  The additional Common Units were purchased at $21.00 per unit, less underwriting discounts and commissions and a structuring fee.  The Common Units in the IPO were offered pursuant to a Registration Statement on Form S-1, as amended (File No. 333-172186) (the “Registration Statement”), initially filed by the Partnership with the Securities and Exchange Commission (the “Commission”) on February 11, 2011, including a prospectus (the “Prospectus”), which contains the material terms of the IPO, filed with the Commission on May 12, 2011 pursuant to Rule 424(b)(4).  Also on May 24, 2011, simultaneous with the closing of the Over-allotment Option and as described in the Registration Statement, the Partnership redeemed 175,000 Common Units (the “Redemption”) from pre-IPO limited partners (including certain officers, directors and affiliates of NGL Energy Holdings LLC, the general partner of the Partnership) at a price equal to the proceeds per Common Unit before expenses but after deducting underwriting discounts and commissions and a structuring fee.

Fifth Amendment to Credit Agreement

On May 24, 2011, in connection with the Redemption, the Partnership entered into a Fifth Amendment to Credit Agreement dated May 24, 2011 by and among the Partnership, Silverthorne Operating LLC and certain of its subsidiaries, Wells Fargo Bank, National Association, and the lenders party thereto (the “Fifth Amendment”).  The Fifth Amendment amends certain provisions of the Partnership’s credit agreement in order to permit the consummation of the Redemption.

The description of the Fifth Amendment is qualified in its entirety by reference to the full text of the Fifth Amendment, which is filed as Exhibit 10.1 and incorporated in this Item 1.01 by reference.

Item 7.01.  Regulation FD Disclosure

The Partnership issued a press release on May 24, 2011 announcing the full exercise and closing of the Over-allotment Option.  A copy of the press release is furnished as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibits.

10.1 Fifth Amendment to Credit Agreement dated May 24, 2011 by and among NGL Energy Partners LP, Silverthorne Operating LLC and certain of its subsidiaries, Wells Fargo Bank, National Association, and the lenders party thereto.

99.1 NGL Energy Partners LP press release dated May 24, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGL ENERGY PARTNERS LP

	By:	NGL Energy Holdings LLC,
its general partner

Date: May 31, 2011	By:	/s/ Craig S. Jones
Craig S. Jones
Chief Financial Officer

EXHIBIT INDEX

10.1         Fifth Amendment to Credit Agreement dated May 24, 2011 by and among NGL Energy Partners LP, Silverthorne Operating LLC and certain of its subsidiaries, Wells Fargo Bank, National Association, and the lenders party thereto.

99.1         NGL Energy Partners LP press release dated May 24, 2011.